UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2012 (May 17, 2012)

Penn Virginia Resource Partners, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16735	23-3087517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Five Radnor Corporate Center, Suite 500

100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of principal executive office) (Zip Code)

(610) 975-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K of Penn Virginia Resource Partners, L.P. (“PVR”), filed on May 23, 2012 (the “Original Filing”), to file the financial information required in connection with PVR’s acquisition of Chief Gathering LLC. Except for the following, this Current Report on Form 8-K/A does not modify or update any other disclosure contained in the Original Filing, and this Current Report on Form 8-K/A should be read in conjunction with the Original Filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements of Chief Gathering LLC are filed as Exhibit 99.1 hereto:

•	Unaudited Balance Sheet as of March 31, 2012 and December 31, 2011;

•	Unaudited Statement of Operations for the Three Months Ended March 31, 2012;

•	Unaudited Statement of Changes in Member’s Equity for the Three Months Ended March 31, 2012;

•	Unaudited Statements of Cash Flows for the Three Months Ended March 31, 2012;

•	Balance Sheets as of December 31, 2011, 2010 and 2009;

•	Statements of Operations for the Years Ended December 31, 2011, 2010, and 2009;

•	Statements of Changes in Member’s Equity (Deficit) for the Years Ended December 31, 2011, 2010, and 2009; and

•	Statements of Cash Flows for the Years Ended December 31, 2011, 2010, and 2009.

(b) Pro Forma Financial Information.

The following pro forma financial statements of Penn Virginia Resource Partners, L.P. reflecting the acquisition of Chief Gathering LLC are filed as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Combined Statement of Operations for the Three Months Ended March 31, 2012;

•	Unaudited Pro Forma Combined Statement of Income for the Year Ended December 31, 2011; and

•	Unaudited Pro Forma Combined Balance Sheet as of March 31, 2012.

(d) Exhibits.

23.1	Consent of Grant Thornton LLP

99.1	Financial Statements of Chief Gathering LLC

99.2	Unaudited Pro Forma Combined Financial Statements of Penn Virginia Resource Partners, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENN VIRGINIA RESOURCE PARTNERS, L.P.

	By:	Penn Virginia Resource GP, LLC
Its General Partner

Dated: July 26, 2012	By:	/S/ BRUCE D. DAVIS, JR.
Name: Bruce D. Davis, Jr.
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP

99.1	Financial Statements of Chief Gathering LLC

99.2	Unaudited Pro Forma Combined Financial Statements of Penn Virginia Resource Partners, L.P.

4